Insurance Subsidiary Financial Information and Regulatory Matters	12 Months Ended
Dec. 31, 2012
Insurance Subsidiary Financial Information and Regulatory Matters

(19) Insurance Subsidiary Financial Information and Regulatory Matters

Our insurance company subsidiaries are restricted by state and foreign laws and regulations as to the amount of dividends they may pay to their parent without regulatory approval in any year, the purpose of which is to protect affected insurance policyholders, depositors or investors. Any dividends in excess of limits are deemed “extraordinary” and require approval. Based on estimated statutory results as of December 31, 2012, in accordance with applicable dividend restrictions, our subsidiaries could pay dividends of approximately $1.1 billion to us in 2013 without obtaining regulatory approval. However, we do not expect our insurance subsidiaries to pay dividends to us in 2013 at this level as they retain capital for growth and to meet capital requirements and desired thresholds. There are no regulatory restrictions on the ability of our holding company to pay dividends. However, in November 2008, our Board of Directors decided to suspend the payment of dividends on our common stock indefinitely. The declaration and payment of future dividends to holders of our common stock will be at the discretion of our Board of Directors and will be dependent on many factors including the receipt of dividends from our operating subsidiaries, our financial condition and operating results, the capital requirements of our subsidiaries, legal requirements, regulatory constraints, our credit and financial strength ratings and such other factors as the Board of Directors deems relevant.

Our domestic insurance subsidiaries paid dividends of $374 million ($175 million of which were deemed “extraordinary”), $12 million (none of which were deemed “extraordinary”), and $47 million ($20 million of which were deemed “extraordinary”) during 2012, 2011 and 2010, respectively. Our international insurance subsidiaries paid dividends of $240 million, $414 million and $312 million during 2012, 2011 and 2010, respectively.

In addition to the guarantees discussed in notes 18 and 22, we have provided guarantees to third parties for the performance of certain obligations of our subsidiaries. We estimate that our potential obligations under such guarantees, other than the Rivermont I guarantee, were $65 million as of December 31, 2012 and 2011. We provide a limited guarantee to Rivermont I, an indirect subsidiary, which is accounted for as a derivative carried at fair value and is eliminated in consolidation. As of December 31, 2012 and 2011, the fair value of this derivative was $1 million and $6 million, respectively. We also provide an unlimited guarantee for the benefit of policyholders for the payment of valid claims by our mortgage insurance subsidiary located in the United Kingdom. However, based on risk in-force as of December 31, 2012, we believe our mortgage insurance subsidiary has sufficient reserves and capital to cover its policyholder obligations.

Our U.S. domiciled insurance subsidiaries file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities. Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders’ equity.

Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our U.S. domiciled insurance subsidiaries have no material permitted accounting practices, except for River Lake Insurance Company VI (“River Lake VI”), River Lake Insurance Company VII (“River Lake VII”), River Lake Insurance Company VIII (“River Lake VIII”), River Lake Insurance Company IX ((“River Lake IX”) together with River Lake VI, River Lake VII and River Lake VIII, the “SPFCs”) and Genworth Life Insurance Company of New York (“GLICNY”). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

•

River Lake IX was granted a permitted accounting practice from the state of Vermont to carry its excess of loss reinsurance agreement with Brookfield Life and Annuity Insurance Company as an admitted asset.

•	River Lake VII and River Lake VIII were each granted a permitted accounting practice from the state of Vermont to carry their reserves on a basis similar to U.S. GAAP.

•

River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in its statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

•	GLICNY received a permitted practice from New York to exempt certain of its investments from a NAIC structured security valuation and ratings process.

The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries’ statutory capital and surplus was $598 million and $618 million as of December 31, 2012 and 2011, respectively. If they had not used a permitted practice, no regulatory event would have been triggered.

The tables below include the combined statutory net loss and statutory capital and surplus for our U.S. domiciled insurance subsidiaries:

	Years ended December 31,
(Amounts in millions)	2012	2011	2010
Combined statutory net income (loss):
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$378	$(69)	$24
Mortgage insurance subsidiaries	(137)	(684)	(925)

Combined statutory net loss, excluding captive reinsurance subsidiaries	241	(753)	(901)
Captive life insurance subsidiaries	(478)	(146)	(132)

Combined statutory net loss	$(237)	$(899)	$(1,033)

	As of December 31,
(Amounts in millions)	2012	2011
Combined statutory capital and surplus:
Life insurance subsidiaries, excluding captive life reinsurance subsidiaries	$2,550	$2,294
Mortgage insurance subsidiaries	735	792

Combined statutory capital and surplus	$3,285	$3,086

The statutory net income (loss) from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from our U.S. domiciled life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the life insurance subsidiaries’ combined statutory net income (loss) and distributable income are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,204 million and $1,518 million as of December 31, 2012 and 2011, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake VI, River Lake VII, River Lake VIII and River Lake IX, include surplus notes (non-recourse funding obligations) as further described in note 13.

The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk; (ii) insurance risk; (iii) interest rate and equity market risk; and (iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor the RBC level of each of our life insurance subsidiaries. As of December 31, 2012 and 2011, each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 430% and 405% of the company action level as of December 31, 2012 and 2011, respectively.

In 2011, the NAIC formed a Joint Working Group to review the statutory reserve requirements of the Valuation of Life Insurance Policies Regulation (more commonly known as “Regulation AXXX”), also known as Actuarial Guideline 38 (“AG 38”), impacting certain universal life insurance policies with secondary guarantees. In March 2012, the NAIC adopted a framework to address these reserving issues, and subsequently retained an actuarial consultant to help resolve the framework’s proposal for addressing in-force business and business that would be written in an interim period until the adoption of a principles-based reserve approach. In September 2012, subsequent to public exposure and significant public comment, the NAIC adopted the Joint Working Group’s proposals for new and in-force business subject to AG 38 provisions. We are addressing these new business requirements through revised product offerings and increased utilization of reinsurance for our new business. Over time, there can be no assurance that there will continue to be affordable reinsurance available. With respect to the in-force requirements, we have determined that approximately 11% of our universal life insurance reserves are subject to the new regulations, which require additional reserve adequacy testing. The financial impact related to the new reserving requirements on our in-force reserves subject to the new guidance was not significant.

For regulatory purposes, our U.S. mortgage insurance subsidiaries are required to maintain a statutory contingency reserve. Annual additions to the statutory contingency reserve must equal the greater of: (i) 50% of earned premiums or (ii) the required level of policyholders position, as defined by state insurance laws. These contingency reserves generally are held until the earlier of: (i) the time that loss ratios exceed 35% or (ii) ten years. The statutory contingency reserves for our U.S. mortgage insurance subsidiaries were approximately $6 million as of December 31, 2012.

As of December 31, 2012, Genworth Mortgage Insurance Corporation (“GEMICO”), our primary U.S. mortgage insurance subsidiary, exceeded the maximum risk-to-capital ratio of 25:1 established under North Carolina law and enforced by the North Carolina Department of Insurance (“NCDOI”). As of December 31, 2012 and 2011, GEMICO’s risk-to-capital ratio was approximately 36.9:1 and 32.9:1, respectively. As GEMICO was not required by the NCDOI to refile its prior statutory annual statements as a result of the correction of the premium refund accrual error, the risk-to-capital ratio has accordingly not been restated, and is presented as filed. Had we been required to refile our statutory annual statements, GEMICO’s risk-to-capital ratio would have been approximately five points higher as of December 31, 2012. On January 16, 2013, we announced a comprehensive U.S. mortgage insurance capital plan (the “Capital Plan”) that, when implemented, is expected to reduce GEMICO’s risk-to-capital ratio. However, notwithstanding the infusion of capital resulting from the recently announced capital plan, we expect GEMICO’s risk-to-capital ratio to remain pressured from expected losses and potentially to increase over time. The amount of such increases will depend principally on the level of future losses incurred by GEMICO and the amount of additional capital that is generated within the business or capital support that we may provide. Our estimate of the amount and timing of future losses is inherently uncertain, requires significant judgment and may change significantly over time. However, effective January 31, 2011, the NCDOI granted GEMICO a revocable waiver of compliance with its risk-to-capital requirement. The waiver as amended, which the NCDOI can modify or terminate at any time in its discretion, gives GEMICO the ability to continue to write new business in North Carolina through July 31, 2014. Ten additional states are currently providing GEMICO with revocable waivers (or the equivalent) to their risk-to-capital requirements to also allow GEMICO to continue to write new business through July 31, 2014 except for two states whose waivers expire earlier (where we are in the process of seeking additional extensions through July 31, 2014, although one state, the state of Illinois, granted an interim extension through March 31, 2013). Thirty-four of the states in which GEMICO operates do not impose their own risk-to-capital requirements; consequently, GEMICO is permitted to continue to write business in those states so long as it is permitted to write business in North Carolina. These waivers (including from the NCDOI), their equivalents and other approvals remain revocable at the discretion of the applicable regulator. Five states have not waived their maximum 25:1 risk-to-capital ratio requirement. In four of these states, we write new business out of another insurance subsidiary, Genworth Residential Mortgage Assurance Corporation, and in the fifth state, out of Genworth Residential Mortgage Insurance Corporation of North Carolina. Operating in this manner remains subject to the ongoing approval of the relevant states and compliance with risk-to-capital requirements (which will be largely a function of the amount of business written by these subsidiaries). The government-sponsored enterprises also have approved operating out of other insurance subsidiaries subject to specified conditions through December 31, 2013.

On January 31, 2013, our European mortgage insurance subsidiaries received a $21 million cash capital contribution. We then subsequently contributed the shares of our European mortgage insurance subsidiaries with an estimated value of $230 million to our U.S. mortgage insurance subsidiaries to increase the statutory capital in those companies as part of the Capital Plan for our U.S. mortgage insurance subsidiaries.

Our international insurance subsidiaries also prepare financial statements in accordance with local regulatory requirements. As of December 31, 2012 and 2011, combined local statutory capital and surplus for our international insurance subsidiaries was $8,076 million and $7,683 million, respectively. Combined local statutory net income for our international insurance subsidiaries was $1,190 million, $1,194 million and $715 million for the years ended December 31, 2012, 2011 and 2010, respectively. The regulatory authorities in these international jurisdictions generally establish supervisory solvency requirements. Our international insurance subsidiaries had combined surplus levels that exceeded local solvency requirements by $3,755 million and $3,701 million as of December 31, 2012 and 2011, respectively.

Our international insurance subsidiaries do not have any material accounting practices that differ from local regulatory requirements other than one of our insurance subsidiaries domiciled in Bermuda, which was granted approval from the Bermuda Monetary Authority to record a parental guarantee as statutory capital related to an internal reinsurance agreement. The amount recorded as statutory capital is equal to the excess of NAIC statutory reserves less the economic reserves up to the amount of the guarantee resulting in an increase in statutory capital of $338 million and $339 million as of December 31, 2012 and 2011, respectively.

Certain of our insurance subsidiaries have securities on deposit with various state or foreign government insurance departments in order to comply with relevant insurance regulations. See note 4(d) for additional information related to these deposits. Additionally, under the terms of certain reinsurance agreements that our life insurance subsidiaries have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves ceded to those external reinsurers. See note 9 for additional information related to these pledged assets under reinsurance agreements. Certain of our U.S. life insurance subsidiaries are also members of regional FHLBs and the FHLBs have been granted a lien on certain of our invested assets to collateralize our obligations. See note 10 for additional information related to these pledged assets with the FHLBs.

Our insurance subsidiary domiciled in Canada had an agreement with the Canadian government (the “Government Guarantee Agreement”) under which it guarantees the benefits payable under a mortgage insurance policy, less 10% of the original principal amount of an insured loan, in the event that we fail to make claim payments with respect to that loan because of insolvency. On January 1, 2013, the Protection of Residential Mortgage or Hypothecary Insurance Act (Canada) (“PRMHIA”) came into force. Under PRMHIA, the Canadian government will continue to provide the same level of guarantee that the government previously provided under the Government Guarantee Agreement and all mortgages that were previously insured and covered by the Government Guarantee Agreement will continue to be covered by PRMHIA. As of January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for the Canadian government guarantee fund, were terminated. The amount held in the Canadian government guarantee fund of $985 million as of December 31, 2012 reverted back to us on January 1, 2013. We previously paid the Canadian government a risk premium for this guarantee and made other payments to a reserve fund in respect of the government’s obligation. As of December 31, 2011, assets previously included in the government guarantee fund were $719 million. As a result of the elimination of the guarantee fund, we will be required to hold higher regulatory capital under PRMHIA and the Insurance Companies Act of Canada.